KEYSTONE PROPERTY TRUST                                             EXHIBIT 99.1
SECOND QUARTER 2001 EARNINGS CONFERENCE CALL


                                                                            Page
Financial Highlights                                                          1
Condensed Consolidated Statements of Operations                               2
Condensed Consolidated Statements of FFO and FAD                              3
Condensed Consolidated Balance Sheets                                         4
Market Operating Statistics                                                   5
Portfolio Overview                                                            6
Quarterly Same Store Analysis                                                 7
Year-to-Date Same Store Analysis                                              8
Lease Expirations                                                             9
Top 25 Tenants                                                               10
Acquisitions, Dispositions, and Development Placed in Service in 2001        11
Equity Method Investments- Pro-rata Consolidating Balance Sheet              12
Equity Method Investments- Pro-rata Consolidating Statements of Income
 and FFO                                                                     13
Summary of Land Under Development and Control                                14
Debt Detail                                                                  15
COMPARATIVE HISTORICAL DATA:
Portfolio Analysis                                                           16
Physical Occupancy Analysis                                                  17
Preferred Equity Analysis                                                    18
Equity Analysis                                                              19
Debt Analysis                                                                20
Valuation Analysis                                                           21
Dividend Analysis                                                            22
Research Coverage                                                            23

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                          THREE MONTHS ENDED JUNE 30,                        SIX MONTHS ENDED JUNE 30, 2001
INCOME ITEMS                             2001          % Change          2000               2001           % Change          2000
                                      ----------       --------       ----------         ----------        --------       ----------

Revenues                                $ 26,706        (11.7%)         $ 30,229           $ 57,390          (2.4%)         $ 58,785
Earnings Before Interest, Taxes
  and Depreciation (EBITDA)               20,607        (11.7%)           23,340             43,407          (3.7%)           45,060
Net Income Allocated to
  Common Shares                            2,304         38.7%             1,661              1,590         (55.9%)            3,606
Funds from Operations                     12,462          7.1%            11,640             23,956           3.8%            23,071
Funds from Operations - Per
  Share (diluted)                           0.43         (6.5%)             0.46               0.87          (4.4%)             0.91
Dividends Paid Per Share
  Common Shares                             0.31          5.1%             0.295               0.62           5.1%              0.59
Weighted Average Common Shares
  and Units                           29,277,472         14.9%        25,483,742         27,516,889           8.9%        25,265,310


RATIOS
Interest Coverage Ratio                     2.4x                            2.0x               2.2x                             2.0x
Fixed Charge Coverage Ratio                 1.7x                            1.6x               1.6x                             1.6x
Dividend Payout Ratio FFO                  72.1%                           64.1%              71.3%                            64.8%


                                        AS OF JUNE 30,
                               2001                            2000
                             ---------                       ----------
ASSETS
Investments in Real Estate
  at Cost                    $ 830,369                       $ 985,990
Total Assets                 ---------                       ----------
                               847,920                         993,269
                             ---------                       ----------

LIABILITIES AND EQUITY:
Total Debt                   $ 454,069                       $ 612,617
Other Liabilities               20,993                          18,446
Convertible Preferred Equity
  at Liquidation Preference    140,392                         160,295
Total Liabilities and Equity   232,466                         201,911
                             ---------                       ----------
                               847,920                         993,269
                             ---------                       ----------

RATIOS:
Debt to Undepreciated
  Assets                         50.8%                           59.7%
Total Liabilities to
  Undepreciated Assets           53.1%                           61.5%


                                   1 of 23

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS ( DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                              Three Months Ended June 30,  Six Months Ended June 30,
                                                                                  2001          2000           2001         2000
                                                                              ---------------------------  -------------------------

REVENUE:
    Rents                                                                       $ 23,361     $ 26,667        $ 49,534     $ 51,742
    Reimbursement Revenue and Other                                                3,345        3,562           7,856        7,043
                                                                                --------     --------        --------    ---------

            Total revenue                                                         26,706       30,229          57,390       58,785
                                                                                --------     --------        --------    ---------

OPERATING EXPENSES:
Property Operating Expenses                                                        1,863        2,620           4,674        5,197
Real Estate Taxes                                                                  2,316        2,525           5,094        4,960
General and Administrative                                                         2,118        2,159           4,284        4,232
Depreciation and Amortization                                                      5,100        5,860          13,831       10,568
Interest Expense                                                                   8,439       11,742          19,803       22,074
                                                                                --------     --------        --------    ---------

Total Operating Expense                                                           19,836       24,906          47,686       47,031
                                                                                --------     --------        --------    ---------

Income before Equity in Income from Equity Method Investments, and Gains
  on Sales of Assets                                                               6,870        5,323           9,704       11,754

Equity in Income from Equity Method Investments                                      198          415              69          664

Gains on Sales of Assets                                                               -          484             336          624
                                                                                --------     --------        --------    ---------

Income before Distributions to Preferred Unitholders, Minority Interest of
  Unitholder in Operating Partnership, Extraordinary item, and Income Allocated
  to Preferred Shareholders                                                        7,068        6,222          10,109       13,042

Distributions to Preferred Unitholders                                            (1,932)      (1,702)         (3,863)      (3,019)
                                                                                ---------    --------        --------    ---------

Income before Minority Interest of Unitholders in Operating Partnership,
  Extraordinary item, and Income Allocated to Preferred Shareholders               5,136        4,520           6,246       10,023
Minority Interest of Unitholders in Operating Partnership                         (1,211)      (1,250)           (626)      (2,878)
Extraordinary Item-Loss on Early Retirement of Debt                                 (193)           -          (1,175)           -
                                                                                --------      -------         -------    ---------

Income before Income Allocated to Preferred Shareholders                           3,732        3,270           4,445        7,145
Income Allocated to Preferred Shareholders                                        (1,428)      (1,609)         (2,855)      (3,539)
                                                                                --------      -------         -------    ---------

Net Income Allocated to Common Shareholders                                     $  2,304      $ 1,661         $ 1,590    $   3,606
                                                                                ========      =======         =======    =========


                                   2 of 23

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF FFO AND FAD (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                              Three Months Ended June 30,  Six Months Ended June 30,
FUNDS FROM OPERATIONS:                                                           2001          2000           2001         2000
                                                                              ---------------------------  -------------------------
Income before Minority Interest of Unitholders in Operating
Partnership, Extraordinary Item, and Income Allocated to Preferred
Shareholders                                                                  $    7,068       $    6,222   $   10,109   $  13,042
Gains on Sales of Assets                                                               -             (484)        (336)       (624)
Depreciation and Amortization Related to Real Estate                               5,100            5,860       13,831      10,568
Depreciation and Amortization Related to Joint Ventures and Equity Method
Investments                                                                          294               42          352          85

                                                                              ----------       ----------   ----------   ----------
Funds from Operations                                                         $   12,462       $   11,640   $   23,956   $  23,071
                                                                              ==========       ==========   ==========   ==========

Funds from Operations-Basic                                                   $     0.47       $     0.49   $     0.94   $    0.99
                                                                              ==========       ==========   ==========   ==========

Funds from Operations-per Diluted Share                                       $     0.43       $     0.46   $     0.87   $    0.91
                                                                              ==========       ==========   ==========   ==========


FUNDS AVAILABLE FOR DISTRIBUTION:
Funds from Operations                                                         $   12,462       $   11,640   $   23,956   $  23,071
Building Improvements                                                               (384)            (211)        (550)       (434)
Tenant Improvements                                                                 (235)            (598)      (1,021)     (1,046)
Leasing Commissions                                                                 (288)            (715)      (1,247)     (1,610)
Amortization of Deferred Financing Costs                                             471              469          932         879
Amortization of Restricted Stock Awards                                                -               68            -         136
Rental Income from Straight Line Rents                                              (615)            (990)      (1,436)     (1,819)
                                                                              ----------       ----------   ----------   ----------

Funds Available for Distribution                                              $   11,411       $    9,663   $   20,634   $  19,177
                                                                              ==========       ==========   ==========   ==========

Funds Available for Distribution-per Diluted Share                            $     0.39       $     0.38   $     0.75   $    0.76
                                                                              ==========       ==========   ==========   ==========

Weighted Average Shares and Units - Diluted                                   29,277,472       25,483,742   27,516,889   25,265,310
                                                                              ==========       ==========   ==========   ==========

Dividend Paid per Common Share                                                     0.310            0.295        0.620       0.590
                                                                              ==========       ==========   ==========   ==========

Dividend Payout Ratio-FFO                                                          72.1%            64.1%         71.3%        64.8%

Dividend Payout Ratio-FAD                                                          79.5%            77.6%         82.7%        77.6%

                                   3 of 23

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEETS (DOLLARS IN THOUSANDS)



                                                     June 30, 2001          December 31, 2000
                                                     -------------          -----------------
ASSETS:
Investments in Real Estate                             $ 830,369                $ 957,598
Less: Accumulated Depreciation                           (46,569)                 (40,558)
                                                       ---------                ----------

Investments in Real Estate, Net                          783,800                  917,040
                                                       ---------                ----------

Cash, Cash Equivalents, and Escrows                       14,686                   10,265

Accounts Receivable, Net                                   9,124                    9,446

Deferred Financing and Leasing Costs, Net                 10,502                   13,201

Equity Method Investments                                 23,428                    6,686

Other Assets                                               6,380                    6,049

                                                       ---------                ---------
  Total Assets                                         $ 847,920                $ 962,687
                                                       =========                =========



LIABILITIES AND SHAREHOLDERS' EQUITY:
Liabilities:
Mortgage Notes and Other Debt                          $ 454,069                $ 616,569

Accrued Liabilities and Other                             20,993                   22,184

                                                       ---------                ---------
  Total Liabilities                                      475,062                  638,753
                                                       ---------                ---------


Minority Interest:
Limited Partners in OP                                    52,699                   76,710

Convertible Preferred Units                               80,295                   80,295

                                                       ---------                ---------
  Total Minority Interest                                132,994                  157,005
                                                       ---------                ---------


Shareholders' Equity:
Preferred Stock, $.001 par value                               3                        3

Common Stock, $.001 par value                                 16                        9

Additional Paid-in Capital                               255,299                  178,034

Cumulative Net Income                                     23,106                   21,516

Cumulative Dividends                                     (38,560)                 (32,633)
                                                       ---------                ---------

Total Shareholders' Equity                               239,864                  166,929

                                                       ---------                ---------
  Total Liabilities and Shareholders' Equity            $847,920                $ 962,687
                                                       =========                =========


                                   4 of 23

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--------------------------------------------------------------------------------
MARKET OPERATING STATISTICS (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2001)



                                                                                                                        TOTAL CORE
                                                                           New Jersey     Pennsylvania     Indiana      INDUSTRIAL
                                                                           ----------     ------------     ---------    ----------

Square Feet Owned at June 30, 2001                                          6,529,362       5,096,245      2,194,848    13,820,455
Economic Occupancy - Year-to-date                                               98.9%           97.0%         100.0%         98.3%
Physical Occupancy at June 30, 2001                                            100.0%           95.9%         100.0%         98.5%
Annualized Base Rent                                                         $ 31,252        $ 18,119        $ 8,531      $ 57,902
Annualized Base Rent Per Leased SF                                             $ 4.79          $ 3.71         $ 3.89        $ 4.25
Lease Expirations as a Percentage of ABR:
2001                                                                             0.6%            3.2%           0.0%          1.3%
2002                                                                             8.9%           29.3%           0.0%         14.0%
2003                                                                             1.7%           14.9%           0.0%          5.6%
Wtd Avg Lease Term Remaining (in years)                                           5.5             3.6           11.0           5.7
Square Feet of Leasing Activity in Quarter                                    273,100         308,867              -       581,967
Year-to-date                                                                  434,675         360,867      1,397,248     2,192,790
Tenant Retention during period                                                 100.0%           61.1%            N/A         63.6%
Year-to-date                                                                    44.5%           56.9%         100.0%         70.3%
Rent Change on Renewals and Rollovers during period (cash basis):               22.8%            9.9%            N/A         16.8%
Year-to-date                                                                    15.7%            8.0%           0.0%          8.6%
Same Store NOI Growth during period (cash basis):                               22.2%           (5.3%)         (0.1%)         6.1%
Year-to-date                                                                    12.0%           (0.7%)          0.2%          5.0%
Square Feet Owned in Same Store Pool                                        3,739,391       4,313,736      1,396,752     9,449,879


                                                                             Other         TOTAL                       GRAND
                                                                           Industrial    INDUSTRIAL      Office        TOTAL
                                                                           ----------    ----------     ---------    ----------


Square Feet Owned at June 30, 2001                                          5,890,286    19,710,741     2,138,739    21,849,480
Economic Occupancy - Year-to-date                                               87.3%         95.6%         95.6%         95.6%
Physical Occupancy at June 30, 2001                                             81.1%         93.3%         95.6%         93.5%
Annualized Base Rent                                                         $ 15,508      $ 73,410      $ 29,487     $ 102,897
Annualized Base Rent Per Leased SF                                             $ 3.25        $ 3.99       $ 14.42        $ 5.04
Lease Expirations as a Percentage of ABR:
2001                                                                            18.5%          4.9%          8.9%          6.1%
2002                                                                            24.3%         16.2%          6.2%         13.3%
2003                                                                            16.2%          7.8%         22.5%         12.0%
Wtd Avg Lease Term Remaining (in years)                                           3.6           5.3           3.9           4.9
Square Feet of Leasing Activity in Quarter                                    354,644       936,611        29,380       965,991
Year-to-date                                                                  427,894     2,620,684        49,365     2,670,049
Tenant Retention during period                                                  18.6%         35.6%         79.8%         36.8%
Year-to-date                                                                    18.6%         52.4%         81.2%         53.1%
Rent Change on Renewals and Rollovers during period (cash basis):               (2.8%)        11.0%          6.7%         10.5%
Year-to-date                                                                    (1.9%)         6.4%          7.8%          6.5%
Same Store NOI Growth during period (cash basis):                               (9.3%)         1.1%         (0.0%)         0.8%
Year-to-date                                                                    (9.4%)         0.3%         (2.7%)        (0.6)%
Square Feet Owned in Same Store Pool                                        5,890,286    15,340,165     2,024,739    17,364,904


                                   5 of 23

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
PORTFOLIO OVERVIEW (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2001)



                                                                                            TOTAL CORE     OTHER        TOTAL
                                               NEW JERSEY    PENNSYLVANIA      INDIANA      INDUSTRIAL   INDUSTRIAL   INDUSTRIAL
                                               ----------    ------------     ---------    -----------   ----------   ----------

Number of Buildings                                    22             19              6            47            50           97
Rentable Square Feet                            6,529,362      5,096,245      2,194,848    13,820,455     5,890,286   19,710,741
% of Total Rentable SF                              29.9%          23.3%          10.0%         63.3%         27.0%        90.2%
Percentage Leased                                  100.0%          95.9%         100.0%         98.5%         81.1%        93.3%
Annualized Base Rent                             $ 31,252       $ 18,119        $ 8,531      $ 57,902      $ 15,508     $ 73,410
% of Total Annualized Base Rent                     30.4%          17.6%           8.3%         56.3%         15.1%        71.3%
Number of Leases                                       33             30              7            70            53          123
Base Rent Per Leased SF                            $ 4.79         $ 3.71         $ 3.89        $ 4.25        $ 3.25       $ 3.99




                                                OFFICE        GRAND TOTAL
                                               ---------      -----------

Number of Buildings                                   32             129
Rentable Square Feet                           2,138,739      21,849,480
% of Total Rentable SF                              9.8%          100.0%
Percentage Leased                                  95.6%           93.5%
Annualized Base Rent                            $ 29,487       $ 102,897
% of Total Annualized Base Rent                    28.7%          100.0%
Number of Leases                                     160             283
Base Rent Per Leased SF                          $ 14.42          $ 5.04


                                   6 of 23

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
QUARTERLY SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)



                                                                CORE SAME STORE PORTFOLIO

                                                                Three Months Ended June 30,
                                                 --------------------------------------------------------
                                                   2001              2000            Change      % Change
                                                 --------------------------------------------------------

REVENUE
Gross Potential Rent                              $ 9,693           $ 8,896        $ 797            9.0%
Vacancy Loss                                         (253)                -         (253)           0.0%
                                                 --------------------------------------------------------

Rental Revenue                                      9,440             8,896          544            6.1%

NET OPERATING EXPENSES
Property Operating Expenses                           273               295          (22)          (7.5%)
Real Estate Taxes                                     814               810            4            0.5%
Tenant Reimbursement Revenue                       (1,102)           (1,121)          19           (1.7%)
                                                 -------------------------------------------------------

Net Operating Expenses                                (15)              (16)           1           (6.3%)
                                                 -------------------------------------------------------

NET OPERATING INCOME                              $ 9,455           $ 8,912        $ 543            6.1%
                                                 =======================================================

PHYSICAL OCCUPANCY (EOP)                             97.6%            100.0%        (2.4%)

ECONOMIC OCCUPANCY                                   97.4%            100.0%        (2.6%)

PERCENTAGE OF TOTAL NOI:                             45.9%


COMPONENTS OF NOI CHANGES:
  Minimum Rents:
  Rental Increases/(Decreases)                                                     $ 797            8.9%
  Occupancy Increases/(Decreases)                                                   (253)           2.8%
  Reduction/(Increase) in expenses, net of reimbursements                             (1)          (0.0%)
                                                                                   ---------------------

Total                                                                              $ 543            6.1%
                                                                                   =====================





                                                              NON-CORE SAME STORE PORTFOLIO

                                                               Three Months Ended June 30,
                                                  -----------------------------------------------------
                                                    2001            2000         Change        % Change
                                                  --------        --------       -------       --------

REVENUE
Gross Potential Rent                              $ 12,310        $ 12,268          $ 42         0.3%
Vacancy Loss                                        (1,000)           (537)         (463)       86.2%
                                                  --------        --------        ------        ----

Rental Revenue                                      11,310          11,731          (421)       (3.6%)

NET OPERATING EXPENSES
Property Operating Expenses                          1,716           1,855          (139)       (7.5%)
Real Estate Taxes                                    1,264           1,228            36         2.9%
Tenant Reimbursement Revenue                        (1,554)         (1,632)           78        (4.8%)
                                                  --------        --------        ------        ----

Net Operating Expenses                               1,426           1,451           (25)       (1.7%)
                                                  --------        --------        ------        ----

NET OPERATING INCOME                               $ 9,884        $ 10,280        $ (396)       (3.9%)
                                                  ========        ========        ======        ====

PHYSICAL OCCUPANCY (EOP)                              84.8%           95.0%        (10.2%)

ECONOMIC OCCUPANCY                                    91.9%           95.6%         (3.7%)

PERCENTAGE OF TOTAL NOI:                              48.0%


COMPONENTS OF NOI CHANGES:
  Minimum Rents:
  Rental Increases/(Decreases)                                                  $     42         0.4%
  Occupancy Increases/(Decreases)                                                   (463)       (4.5%)
  Reduction/(Increase) in expenses, net of reimbursements                             25         0.2%
                                                                                --------        ----

Total                                                                           $   (396)       (3.9%)
                                                                                ========        ====




                                                              TOTAL SAME STORE PORTFOLIO

                                                              Three Months Ended June 30,
                                                  -----------------------------------------------
                                                    2001          2000         Change    % Change
                                                  -------       --------       ------    --------

REVENUE
Gross Potential Rent                              $ 22,003      $ 21,164       $ 839       4.0%
Vacancy Loss                                        (1,253)         (537)       (716)    133.3%
                                                  --------      --------       -----     -----

Rental Revenue                                      20,750        20,627         123       0.6%

NET OPERATING EXPENSES
Property Operating Expenses                          1,989         2,150        (161)     (7.5%)
Real Estate Taxes                                    2,078         2,038          40       2.0%
Tenant Reimbursement Revenue                        (2,656)       (2,753)         97      (3.5%)
                                                  --------      --------       -----     -----

Net Operating Expenses                               1,411         1,435         (24)     (1.7%)
                                                  --------      --------       -----     -----

NET OPERATING INCOME                              $ 19,339      $ 19,192       $ 147       0.8%
                                                  ========      ========       =====     =====

PHYSICAL OCCUPANCY (EOP)                              91.9%         97.7%       (5.9%)

ECONOMIC OCCUPANCY                                    94.3%         97.5%       (3.2%)

PERCENTAGE OF TOTAL NOI:                                            93.8%


COMPONENTS OF NOI CHANGES:
  Minimum Rents:
  Rental Increases/(Decreases)                                                 $ 839       4.4%
  Occupancy Increases/(Decreases)                                               (716)     (3.7%)
  Reduction/(Increase) in expenses, net of reimburements                          24       0.1%
                                                                               -----     -----

Total                                                                          $ 147       0.8%
                                                                               -----     -----



                                   7 of 23

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
YEAR TO DATE SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)

                                               CORE SAME STORE PORTFOLIO                       NON-CORE SAME STORE PORTFOLIO

                                               Six Months Ended June 30,                         Six Months Ended June 30,
                                     ---------------------------------------------   ---------------------------------------------
                                       2001         2000        Change    % Change     2001         2000        Change    % Change
                                     ---------------------------------------------   ---------------------------------------------
REVENUE
Gross Potential Rent                 $ 19,334     $ 18,294     $  1,040       5.7%   $ 24,638     $ 24,435     $    203       0.8%
Vacancy Loss                             (337)        (147)        (190)    129.3%     (1,939)        (930)      (1,009)    108.5%
                                     ---------------------------------------------   ---------------------------------------------

Rental Revenue                         18,997       18,147          850       4.7%     22,699       23,505         (806)     (3.4%)

NET OPERATING EXPENSES
Property Operating Expenses               691          643           48       7.5%      3,863        3,525          338       9.6%
Real Estate Taxes                       1,816        1,838          (22)     (1.2%)     2,536        2,401          135       5.6%
Tenant Reimbursement Revenue           (2,498)      (2,420)         (78)      3.2%     (3,506)      (3,368)        (138)      4.1%
                                     ---------------------------------------------   ---------------------------------------------

Net Operating Expenses                      9           61          (52)    (85.2%)     2,893        2,558          335      13.1%
                                     ---------------------------------------------   ---------------------------------------------

NET OPERATING INCOME                 $ 18,988     $ 18,086     $    902       5.0%   $ 19,806     $ 20,947     $ (1,141)     (5.4%)
                                     =============================================   =============================================

PHYSICAL OCCUPANCY (EOP)                 97.6%       100.0%        (2.4%)                84.8%        95.0%       (10.2%)

ECONOMIC OCCUPANCY                       98.3%        99.2%        (0.9%)                92.1%        96.2%        (4.1%)

PERCENTAGE OF TOTAL NOI:                 43.7%                                           45.6%

COMPONENTS OF NOI CHANGES:
  Minimum Rents:
  Rental Increases/(Decreases)                                 $  1,040       5.8%                             $    203       1.0%
  Occupancy Increases/(Decreases)                                  (190)     (1.1%)                              (1,009)     (4.8%)
  Reduction/(Increase) in
    expenses, net of reimbursements                                  52       0.3%                                 (335)     (1.6%)
                                                               -------------------                             -------------------

    Total                                                      $    902       5.0%                             $ (1,141)     (5.4%)
                                                               ===================                             ===================

                                               TOTAL SAME STORE PORTFOLIO

                                               Six Months Ended June 30,
                                     ---------------------------------------------
                                       2001         2000        Change    % Change
                                     ---------------------------------------------
REVENUE
Gross Potential Rent                 $ 43,972     $ 42,729     $  1,243       2.9%
Vacancy Loss                           (2,276)      (1,077)      (1,199)    111.3%
                                     ---------------------------------------------

Rental Revenue                         41,696       41,652           44       0.1%

NET OPERATING EXPENSES
Property Operating Expenses             4,554        4,168          386       9.3%
Real Estate Taxes                       4,352        4,239          113       2.7%
Tenant Reimbursement Revenue           (6,004)      (5,788)        (216)      3.7%
                                     ---------------------------------------------

Net Operating Expenses                  2,902        2,619          283      10.8%
                                     ---------------------------------------------

NET OPERATING INCOME                 $ 38,794     $ 39,033     $   (239)     (0.6%)
                                     =============================================

PHYSICAL OCCUPANCY (EOP)                 91.9%        97.7%        (5.9%)

ECONOMIC OCCUPANCY                       94.8%        97.5%        (2.7%)

PERCENTAGE OF TOTAL NOI:                 89.4%

COMPONENTS OF NOI CHANGES:
  Minimum Rents:
  Rental Increases/(Decreases)                                 $  1,243       3.2%
  Occupancy Increases/(Decreases)                                (1,199)     (3.1%)
  Reduction/(Increase) in
    expenses, net of reimbursements                                (283)     (0.7%)
                                                               -------------------

    Total                                                      $   (239)     (0.6%)
                                                               ===================

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
LEASE EXPIRATIONS (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2001)

                       INDUSTRIAL PROPERTIES                OFFICE PROPERTIES                         TOTAL
                  -------------------------------    -------------------------------    --------------------------------
                    Square     Annualized              Square     Annualized              Square     Annualized
                     Feet      Base Rent    % ABR       Feet      Base Rent    % ABR       Feet      Base Rent    % ABR
                  ----------   ----------   -----    ----------   ----------   -----    ----------   ----------   -----
2001               1,135,708   $    3,629     4.9%      158,361   $    2,614     8.9%    1,294,069   $    6,243     6.1%
2002               3,453,266       11,858    16.2%      144,284        1,832     6.2%    3,597,550       13,690    13.3%
2003               1,392,976        5,737     7.8%      429,018        6,635    22.5%    1,821,994       12,372    12.0%
2004               2,360,698        9,944    13.5%      317,575        3,764    12.8%    2,678,273       13,708    13.3%
2005               1,229,370        5,597     7.6%      429,466        6,221    21.1%    1,658,836       11,818    11.5%
2006               2,183,674        8,553    11.7%      263,788        3,410    11.6%    2,447,462       11,963    11.6%
2007               1,062,658        4,910     6.7%       29,971          466     1.6%    1,092,629        5,376     5.2%
2008               1,367,993        5,533     7.5%      130,259        1,931     6.5%    1,498,252        7,464     7.3%
2009               1,155,595        4,675     6.4%        1,896           28     0.1%    1,157,491        4,703     4.6%
2010                 277,636        1,365     1.9%       23,633          449     1.5%      301,269        1,814     1.8%
2011 and beyond    2,767,386       11,609    15.8%      116,337        2,137     7.2%    2,883,723       13,746    13.4%
                  ----------   ----------   -----    ----------   ----------   -----    ----------   ----------   -----

Total             18,386,960   $   73,410   100.0%    2,044,588   $   29,487   100.0%   20,431,548   $  102,897   100.0%
                  ==========   ==========   =====    ==========   ==========   =====    ==========   ==========   =====

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
TOP 25 TENANTS (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2001)

                                       Term Remaining   Number of       Rentable      Percentage      Annualized     Annualized
              Tenant Name               (in months)       Leases      Square Feet    Leased Feet       Base Rent      Base Rent
------------------------------------   --------------  ------------   ------------   ------------    ------------   ------------
Brightpoint, Inc.                            132-222              3        658,348            3.0%   $      3,414            3.3%
The Home Depot, Inc. (1)                          31              1        812,739            3.7%          3,251            3.2%
Exel Logistics, Inc.                            1-54              4        855,368            3.9%          2,733            2.7%
Franklin Storage, Inc.                         16-22              2        690,400            3.2%          2,715            2.6%
Reckitt Benckiser                                 30              1        155,700            0.7%          2,618            2.5%
APL Logistics, Inc.
   (Formerly GATX Logistics, Inc.)                55              1        585,510            2.7%          2,576            2.5%
Herrod Distribution                                8              1        610,949            2.8%          2,291            2.2%
Belkin Electronics, Inc. (2)                     117              1        798,096            3.7%          2,291            2.2%
Cosmetic Essence, Inc.                            90              1        483,507            2.2%          1,987            1.9%
Coca-Cola Bottlers of New Jersey (1)              43              1        243,751            1.1%          1,950            1.9%
International Paper, Inc.                      18-71              2        461,707            2.1%          1,924            1.9%
Poly-Foam International, Inc.                 89-154              6        669,871            3.1%          1,861            1.8%
Cumberland Distribution                         3-15              3        489,213            2.2%          1,660            1.6%
Hartford Fire Insurance                           79              1        107,794            0.5%          1,613            1.6%
Engine Controls Distribution/Dana                 92              1        407,100            1.9%          1,567            1.5%
BMG Music                                      17-25              2        445,591            2.0%          1,551            1.5%
Group Athletica (a division of Reebok)            83              1        599,152            2.7%          1,528            1.5%
AT & T Communications                             54              1         86,602            0.4%          1,451            1.4%
Staples, Inc.                                     35              1        351,000            1.6%          1,422            1.4%
Direct Fulfillment LP                            102              1        265,000            1.2%          1,365            1.3%
SETCO, Inc.                                    31-63              2        327,636            1.5%          1,361            1.3%
Royal Indemnity Co.                            31-61              2         80,000            0.4%          1,328            1.3%
Parcel Direct (1)                                 70              1        241,110            1.1%          1,326            1.3%
Vestcom, Inc.                                    155              1        210,530            1.0%          1,324            1.3%
BMW                                                4              3        431,198            2.0%          1,236            1.2%
                                        ------------   ------------   ------------   ------------    ------------   ------------

Total/Wtd Avg                                     66             44     11,067,872           50.7%   $     48,343           47.0%
                                        ============   ============   ============   ============    ============   ============

(1) Tenant occupies a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.
(2) Tenant occupies a property that is 50% owned as part of a Joint Venture with Browning Investments.

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
ACQUISITIONS, DISPOSITIONS, AND DEVELOPMENT PLACED IN SERVICE IN 2001 (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2001 )

                                                                                                            Current    Purchase /
                                                                                                            Leased        Sales
      Property                  City       State             Market           Closing Date    Square Feet      %          Price
-------------------------   -------------  ------   ------------------------  --------------  -----------   --------   ----------
DEVELOPMENT

558 Airtech Park (1)        Indianapolis     IN     Indianapolis                4/1/2001        798,096     100.0%      $ 18,500
                                                                                              ---------                 --------
DEVELOPMENT PLACED IN
  SERVICE TOTAL                                                                                 798,096                 $ 18,500

ACQUISITIONS

INDUSTRIAL
420 Salem Church Road       Mechanicsburg    PA     Harrisburg/Chambersburg     1/5/2001        504,321     100.0%      $ 12,125
75 Pleasant View Drive      Mechanicsburg    PA     Harrisburg/Chambersburg     2/8/2001        132,548     100.0%         4,200
811 Spangler Road           Camp Hill        PA     Harrisburg/Chambersburg    3/23/2001        145,640     100.0%         3,475
66 Station Road (2)         Cranbury         NJ     Central & Northern NJ       4/3/2001        812,739     100.0%        32,300
                                                                                              ---------                 --------

ACQUISITIONS TOTAL                                                                            2,393,344                 $ 52,100

DISPOSITIONS

INDUSTRIAL
101 Commerce Drive          Mechanicsburg    PA     Harrisburg/Chambersburg    3/22/2001        597,100                 $ 27,000
118 Moonachie Drive (3)     Carlstadt        NJ     Central & Northern NJ      3/21/2001        243,751                   18,800 (4)
200-250 Kennedy Drive (3)   Sayreville       NJ     Central & Northern NJ      3/21/2001        164,267                    7,275 (4)
300-350 Kennedy Drive (3)   Sayreville       NJ     Central & Northern NJ      3/21/2001        161,987                    7,025 (4)
309 Kennedy Drive (3)       Sayreville       NJ     Central & Northern NJ      3/21/2001        202,000                    9,700 (4)
409 Kennedy Drive (3)       Sayreville       NJ     Central & Northern NJ      3/21/2001        225,831                   10,575 (4)
One Nixon Lane (3)          Edison           NJ     Central & Northern NJ      3/21/2001        192,829                    8,325 (4)
100-400 Nixon Lane (3)      Edison           NJ     Central & Northern NJ      3/21/2001        851,907                   42,100 (4)
                                                                                              ---------                 --------

INDUSTRIAL TOTAL                                                                              2,639,672                 $130,800

OFFICE
1550 Pond Road              Allentown        PA     Allentown                  1/26/2001        143,870                 $ 15,000 (5)
3435 Winchester Road        Allentown        PA     Allentown                  1/26/2001         80,000                    9,750 (5)
5001 Louise Drive           Mechanicsburg    PA     Harrisburg/Chambersburg    1/26/2001         67,463                    6,000 (5)
2001 Bern Road              Wyomissing       PA     Reading                    1/26/2001         52,841                    5,000 (5)
                                                                                              ---------                 --------

OFFICE TOTAL                                                                                    344,174                 $ 35,750
                                                                                              ---------                 --------

DISPOSITIONS TOTAL                                                                            2,983,846                 $166,550
                                                                                              =========                 ========

(1) This property was placed in service on April 1, 2001 and is 50% owned as part of a joint venture with Browning Investments.
(2) This property was acquired by a joint venture with CalEast Industrial Investors LLC, in which the Company has a 20% ownership interest.
(3) These properties were contributed/sold to a Joint Venture with CalEast Industrial Investors LLC, in which the Company retained a 20% ownership interest.
(4)   These properties were sold as part of a portfolio sale.
(5)   These properties were sold as part of a portfolio sale.

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
EQUITY METHOD INVESTMENTS - PRO-RATA CONSOLIDATING BALANCE SHEET AT JUNE 30, 2001 (DOLLARS IN THOUSANDS)

                                                                                Pro rata
                                                    Pro rata                    Keystone
                                                   Keystone NJ    Pro rata      Realty       Other
                                         KTR       Associates,     Airtech     Services,    Adjust-      Proforma
                                      Historical     LLC (1)      Park (2)      Inc. (3)   ments (4)      Total
                                      ---------    -----------    ---------    ---------   ---------    ---------
ASSETS
   Gross Real Estate Assets           $ 830,369    $    27,488    $   8,115    $      --   $      --    $ 865,972
   Accumulated Depreciation             (46,569)          (177)         (44)          --          --      (46,790)
   Other Assets                          64,120            287        3,178        6,930     (21,397)      53,118
                                      ---------    -----------    ---------    ---------   ---------    ---------

   Total Assets                         847,920         27,598       11,249        6,930     (21,397)     872,300
                                      =========    ===========    =========    =========   =========    =========

LIABILITIES & EQUITY
   Debt                                 454,069         15,447        7,400           --          --      476,916
   Other Liabilities                     20,993            395           23        1,115          --       22,526
                                      ---------    -----------    ---------    ---------   ---------    ---------

   Total Liabilities                    475,062         15,842        7,423        1,115          --      499,442
                                      =========    ===========    =========    =========   =========    =========


   Equity, Including Minority
     Interest                           372,858         11,756        3,826        5,815     (21,397)     372,858
                                      ---------    -----------    ---------    ---------   ---------    ---------

   Total Liabilities and Equity       $ 847,920    $    27,598    $  11,249    $   6,930   $ (21,397)   $ 872,300
                                      =========    ===========    =========    =========   =========    =========

(1) On March 21, 2001, Keystone Property Trust ( the "Company") formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle (JLL)) and the California Public Employees Retirement System (CalPERS). The Company owns 20% of this joint venture.

(2) In 2000, the Company formed a joint venture with Browning Investments, Inc (3 Points Associates, LLC) to develop and construct an 800,000 square foot distribution facility in Indiana. In January 2001, the joint venture signed a ten-year lease with tenant for the entire facility. In June 2001, the Company formed 4 Points Associates, LLC to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of these ventures.

(3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. ( the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company,

(4) Consists of elimination adjustments for presentation purposes.

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
EQUITY METHOD INVESTMENTS - PRO-RATA CONSOLIDATING STATEMENTS OF INCOME & FFO FOR THE THREE MONTH PERIOD ENDED JUNE 30, 2001 (DOLLARS IN THOUSANDS)

                                                                                              Pro rata
                                                                     Pro rata                 Keystone
                                                                    Keystone NJ    Pro rata    Realty       Other
                                                           KTR      Associates,    Airtech    Services,    Adjust-    Proforma
                                                        Historical    LLC (1)      Park (2)   Inc.(3)     ments (4)    Total
                                                        ----------  -----------    --------   ---------   ---------   --------
Revenue:
    Rents                                                $ 23,361    $    648      $    305   $     --    $     --    $ 24,314
    Reimbursement Revenue and Other                         3,345         125            30        827          --       4,327
                                                         --------    --------      --------   --------    --------    --------
Total revenue                                            $ 26,706    $    773      $    335   $    827    $     --    $ 28,641
                                                         ========    ========      ========   ========    ========    ========

Operating Expenses:
Property Operating Expenses                              $  1,863    $     32      $     39   $     --    $     --    $  1,934
Real Estate Taxes                                           2,316          95             1         --          --       2,412
                                                         --------    --------      --------   --------    --------    --------
Property NOI                                               22,527         646           295        827          --      24,295
                                                         --------    --------      --------   --------    --------    --------
General and Administrative                                  2,118          32            --        745          --       2,895
                                                         --------    --------      --------   --------    --------    --------
EBITDA                                                     20,409         614           295         82          --      21,400

Depreciation and Amortization                               5,100         164            88        126          --       5,478
Interest Expense                                            8,439         280           124         11          --       8,854
                                                         --------    --------      --------   --------    --------    --------
Income before other items                                   6,870         170            83        (55)         --       7,068

Equity in (Loss) Income from Equity Method Investments        198          --            --         --        (198)         --
Extraordinary Items                                          (193)         --            --         --          --        (193)
Preferred Dividends, Preferred Distributions,
and Minority Interest                                      (4,571)         --            --         --          --      (4,571)
                                                         --------    --------      --------   --------    --------    --------
Net (Loss) Income Allocated to Common Shareholders       $  2,304    $    170      $     83   $    (55)   $   (198)   $  2,304
                                                         ========    ========      ========   ========    ========    ========

FFO
Income before Minority Interest of Unitholders
in Operating Partnership, Extraordinary Item, and
Income Allocated to Preferred Shareholders               $  7,068    $    170      $     83   $    (55)   $   (198)   $  7,068
Depreciation and Amortization- Real Estate Assets           5,394         164            88         42        (294)      5,394
                                                         --------    --------      --------   --------    --------    --------
Funds from Operations                                    $ 12,462    $    334      $    171   $    (13)   $   (492)   $ 12,462
                                                         ========    ========      ========   ========    ========    ========

(1) On March 21, 2001, Keystone Property Trust ( the "Company") formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle (JLL)) and the California Public Employees Retirement System (CalPERS). The Company owns 20% of this joint venture.

(2) In 2000, the Company formed a joint venture with Browning Investments, Inc (3 Points Associates, LLC) to develop and construct an 800,000 square foot distribution facility in Indiana. In January 2001, the joint venture signed a ten-year lease with tenant for the entire facility. In June 2001, the Company formed 4 Points Associates, LLC to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of these ventures.

(3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. ( the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company,

(4) Consists of elimination adjustments for presentation purposes.

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
SUMMARY OF LAND UNDER DEVELOPMENT AND CONTROL (DOLLARS IN MILLIONS, AS OF JUNE 30, 2001)

                                                                                                     Construc-             Estimated
                                                                                         Estimated     tion     Construc-   Stabili-
                                                                            Estimated    Construc-     Cost     tion Start   zation
                                                                            Buildable      tion      Incurred      Date       Date
            Project                       Market/Submarket          Acres      SF          Cost       To Date    (Qtr/Yr)   (Qtr/Yr)
-------------------------------    ------------------------------   -----   ----------   ----------  ---------- ----------  --------
LAND UNDER DEVELOPMENT

Keystone Cranbury West Phase II    New Jersey / Exit 8A               31       473,000     $ 23        $ 16       3/00        1/02
Keystone Cranbury East Phase I     New Jersey / Exit 8A               37       510,000       23           8       3/00        1/02
Keystone Cranbury East Phase II    New Jersey / Exit 8A               37       500,000       22           5       4/01        4/02
21 Roadway Expansion               Pennsylvania / Harrisburg
                                      (Carlisle)                      10       150,000        5           5       3/00        4/01
Airtech Parcel #4                  Indiana / Indianapolis Airport     43       796,000       20           2       2/01        4/02
                                                                     ---    ----------     -----       ----
    TOTAL                                                            158     2,429,000     $ 93        $ 36
                                                                     ===    ==========     ====        ====

LAND FOR FUTURE DEVELOPMENT

Stults Road                        New Jersey / Exit 8A                6       130,000
66 Station Road (1)                New Jersey / Exit 8A               62       667,200
Airtech Park (2)                   Indiana / Indianapolis Airport    352     6,304,000
New Jersey Option Land             New Jersey / Exit 8A               83     1,260,000
Arnold Road and Other Expansions   Pennsylvania / Reading, other      15       221,000
                                                                     ---    ----------
    TOTAL                                                            518     8,582,200
                                                                     ===    ==========

LAND UNDER CONTRACT

Stults Farm                        New Jersey / Exit 8A               15       200,000
New Jersey-Various                 New Jersey / Exit 8A              161     2,117,000
                                                                     ---    ----------
    TOTAL                                                            176     2,317,000
                                                                     ===    ==========

TOTAL LAND FOR FUTURE DEVELOPMENT
   AND UNDER CONTRACT                                                694    10,899,200
                                                                     ===    ==========

GRAND TOTAL                                                          852    13,328,200
                                                                     ===    ==========

(1) Owned through joint venture, which is 20% owned by the Company, with CalEast Industrial Investors, LLC.
(2)   Company has an option to purchase a 50% interest in Land.

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
DEBT DETAIL (DOLLARS IN THOUSANDS, AS OF JUNE 30, 2001)

                          Fixed Rate Mortgages           Variable Rate Debt
                      ---------------------------   ---------------------------
                                                                                                          Wtd Avg
       Year of           Monthly        Due on      Construction      Credit          Total Scheduled   Fixed Rate
      Maturity        Amortization     Maturity         Loans        Facility            Payments       Maturities
--------------------  ------------   ------------   ------------   ------------       ---------------  -----------
2001                  $      2,522   $         --   $         --   $         --         $      2,522          0.0%
2002                         5,415          8,798         11,614         65,771               91,598          9.5%
2003                         5,739          4,085             --             --                9,824          8.5%
2004                         6,098         39,722             --             --               45,820          7.2%
2005                         6,226         23,061             --             --               29,287          8.1%
2006                         6,212         22,018             --             --               28,230          7.7%
2007                         5,329         87,047             --             --               92,376          7.9%
2008                         4,796         90,545             --             --               95,341          7.5%
2009                         3,447             --             --             --                3,447          8.8%
2010 and thereafter         33,987         19,103             --             --               53,090          7.8%
                      ------------   ------------   ------------   ------------         ------------   ----------

Total                 $     79,771   $    294,379   $     11,614   $     65,771         $    451,535          7.8%
                      ============   ============   ============   ============         ============   ==========

                                                    Debt Premium, Net of Amortization          2,534
                                                                                        ------------

                                                    TOTAL DEBT OUTSTANDING              $    454,069
                                                                                        ============

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
PORTFOLIO ANALYSIS

                                                                                    December 31,     September 30,
Portfolio Characteristics                      June 30, 2001     March 31, 2001         2000              2000         June 30, 2000
                                               -------------     --------------     ------------     -------------     -------------
Number of Properties-In Service                         129               128               129               133               134
Number of Properties-Under Development                    4                 3                 4                 5                 6
                                                 ----------        ----------        ----------        ----------        ----------
Total Number of Properties                              133               131               133               138               140
                                                 ==========        ==========        ==========        ==========        ==========

Rentable Square Feet -In Service                 21,849,480        21,036,741        20,397,410        20,884,421        20,724,496
Rentable Square Feet-Under Development            2,429,000         1,633,000         2,433,000         2,497,285         2,861,659
                                                 ----------        ----------        ----------        ----------        ----------
Total Rentable Square Feet                       24,278,480        22,669,741        22,830,410        23,381,706        23,586,155
                                                 ==========        ==========        ==========        ==========        ==========

Occupied (Square Feet)                           20,431,148        19,974,275        19,471,278        20,412,709        20,293,320
Vacant (Square Feet)                              1,418,332         1,062,466           926,132           471,712           431,176
Number of Leases                                        283               280               301               316               320
Average Tenant Size per Occupied Square Foot         72,195            71,337            64,689            64,597            63,417
Occupancy Rates -Based on In Service RSF              93.5%             95.0%             95.5%             97.7%             97.9%


NUMBER OF IN SERVICE PROPERTIES BY MARKET:

   New Jersey                                            22                21                21                24                24
   Pennsylvania                                          19                19                17                17                18
   Indiana                                                6                 6                 5                 5                 5
                                                 ----------        ----------        ----------        ----------        ----------
   Industrial Core Market Subtotal                       47                46                43                46                47
                                                 ==========        ==========        ==========        ==========        ==========

   Ohio                                                  11                11                11                11                11
   New York                                              11                11                11                12                12
   South Carolina                                        28                28                28                28                28
                                                 ----------        ----------        ----------        ----------        ----------
   Industrial Non-Core Market Subtotal                   50                50                50                51                51
                                                 ==========        ==========        ==========        ==========        ==========

   New Jersey                                            10                10                10                10                10
   Pennsylvania                                           2                 2                 6                 6                 6
   New York                                              20                20                20                20                20
                                                 ----------        ----------        ----------        ----------        ----------
   Office Non-Core Market Subtotal                       32                32                36                36                36
                                                 ==========        ==========        ==========        ==========        ==========

Total In Service Properties                             129               128               129               133               134
                                                 ==========        ==========        ==========        ==========        ==========

KEYSTONE PROPERTY TRUST
===============================================================================
PHYSICAL OCCUPANCY ANALYSIS


Physical Occupancy by Sub-Market:                   June 30, 2001                March 31, 2001              December 31, 2000
                                               ------------------------     -------------------------     ------------------------
INDUSTRIAL

Indianapolis, IN                                                100.0%                        100.0%                       100.0%
Central and Northern NJ                                         100.0%                         95.8%                       100.0%
Albany, NY                                                      100.0%                        100.0%                       100.0%
Rochester, NY                                                    92.7%                         92.7%                        89.5%
Syracuse, NY                                                     62.5%                        100.0%                       100.0%
Central Ohio                                                     96.2%                         96.2%                        92.3%
Chester County, PA                                              100.0%                        100.0%                       100.0%
Harrisburg/Chambersburg, PA                                      94.6%                         98.4%                        97.8%
Reading, PA                                                     100.0%                        100.0%                       100.0%
Scranton/Wilkes-Barre, PA                                       100.0%                        100.0%                       100.0%
Greenville/Spartanburg, SC                                       83.0%                         79.1%                        78.8%
                                               ------------------------     -------------------------     ------------------------

Total Industrial Portfolio                                       93.3%                         94.8%                        95.3%
                                               ========================     =========================     ========================

OFFICE

Central and Northern NJ                                          98.9%                         98.9%                        98.7%
Albany, NY                                                       96.0%                         97.2%                        98.1%
Rochester, NY                                                   100.0%                        100.0%                       100.0%
Syracuse, NY                                                     91.9%                         95.6%                        97.2%
Allentown, PA (1)                                                    -                             -                        91.9%
Harrisburg/Chambersburg, PA                                      71.2%                         71.2%                        89.5%
Reading, PA                                                      81.6%                         84.3%                        89.5%
                                               ------------------------     -------------------------     ------------------------

Total Office Portfolio                                           95.6%                         96.0%                        96.4%
                                               ========================     =========================     ========================





Physical Occupancy by Sub-Market:             September 30, 2000              June 30, 2000
                                            ------------------------     ------------------------

INDUSTRIAL

Indianapolis, IN                                             100.0%                       100.0%
Central and Northern NJ                                       99.8%                        99.6%
Albany, NY                                                   100.0%                       100.0%
Rochester, NY                                                 88.1%                        86.3%
Syracuse, NY                                                 100.0%                       100.0%
Central Ohio                                                 100.0%                       100.0%
Chester County, PA                                           100.0%                       100.0%
Harrisburg/Chambersburg, PA                                  100.0%                       100.0%
Reading, PA                                                  100.0%                       100.0%
Scranton/Wilkes-Barre, PA                                    100.0%                       100.0%
Greenville/Spartanburg, SC                                    88.9%                        88.6%
                                            ------------------------     ------------------------

Total Industrial Portfolio                                    97.9%                        98.1%
                                            ========================     ========================

OFFICE

Central and Northern NJ                                       98.4%                        99.2%
Albany, NY                                                    99.8%                        99.8%
Rochester, NY                                                100.0%                       100.0%
Syracuse, NY                                                  96.7%                        96.5%
Allentown, PA (1)                                             94.0%                        93.7%
Harrisburg/Chambersburg, PA                                   83.4%                        91.0%
Reading, PA                                                   93.0%                        93.0%
                                            ------------------------     ------------------------

Total Office Portfolio                                        96.3%                        96.8%
                                            ========================     ========================



(1) These Properties were sold in January 2001.

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
PREFERRED EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                          June 30,        March 31,    December 31,   September 30,       June 30,
                                                            2001            2001             2000             2000          2000
                                                        -----------     -----------    ------------   -------------     -----------
     PREFERRED STOCK
     Series A
     Shares Outstanding                                     800,000         800,000         800,000         800,000         800,000
     Aggregate Liquidation Value                        $    20,000     $    20,000     $    20,000     $    20,000     $    20,000
     Liquidation Value Per Share                        $     25.00     $     25.00     $     25.00     $     25.00     $     25.00
     Common Share Conversion Price                      $     16.50     $     16.50     $     16.50     $     16.50     $     16.50
     Yield                                                     9.0%            9.0%            9.0%            9.0%            9.0%

     Series B
     Shares Outstanding                                     803,871         803,871         803,871         803,871       1,600,000
     Aggregate Liquidation Value                        $    20,097     $    20,097     $    20,097     $    20,097     $    40,000
     Liquidation Value Per Share                        $     25.00     $     25.00     $     25.00     $     25.00     $     25.00
     Common Share Conversion Price                      $     16.00     $     16.00     $     16.00     $     16.00     $     16.00
     Yield                                                     9.8%            9.8%            9.8%            9.8%            9.8%

     Series C
     Shares Outstanding                                     800,000         800,000         800,000         800,000         800,000
     Aggregate Liquidation Value                        $    20,000     $    20,000     $    20,000     $    20,000     $    20,000
     Liquidation Value Per Share                        $     25.00     $     25.00     $     25.00     $     25.00     $     25.00
     Common Share Conversion Price                      $     16.50     $     16.50     $     16.50     $     16.50     $     16.50
     Yield                                                     9.8%            9.8%            9.8%            9.8%            9.8%

     PREFERRED OPERATING PARTNERSHIP UNITS
     Series B
     Units Outstanding                                      300,000         300,000         300,000         300,000         300,000
     Aggregate Liquidation Value                        $     7,500     $     7,500     $     7,500     $     7,500     $     7,500
     Liquidation Value Per Share                        $     25.00     $     25.00     $     25.00     $     25.00     $     25.00
     Common Share Conversion Price                      $     16.50     $     16.50     $     16.50     $     16.50     $     16.50
     Yield                                                     9.5%            9.5%            9.5%            9.5%            9.5%

     Series C
     Units Outstanding                                    2,461,094       2,461,094       2,461,094       2,461,094       2,461,094
     Aggregate Liquidation Value                        $    61,527     $    61,527     $    61,527     $    61,527     $    61,527
     Liquidation Value Per Share                        $     25.00     $     25.00     $     25.00     $     25.00     $     25.00
     Common Share Conversion Price                      $     16.00     $     16.00     $     16.00     $     16.00     $     16.00
     Yield                                                     9.8%            9.8%            9.8%            9.8%            9.8%

     Series D
     Units Outstanding                                      450,700         450,700         450,700         450,700         450,700
     Aggregate Liquidation Value                        $    11,268     $    11,268     $    11,268     $    11,268     $    11,268
     Liquidation Value Per Share                        $     25.00     $     25.00     $     25.00     $     25.00     $     25.00
     Common Share Conversion Price                      $     16.50     $     16.50     $     16.50     $     16.50     $     16.50
     Yield                                                     9.0%            9.0%            9.0%            9.0%            9.0%


     Total Liquidation/Book Value of Preferred Stock    $   140,392     $   140,392     $   140,392     $   140,392     $   160,295
                                                        ===========     ===========     ===========     ===========     ===========

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                          June 30,        March 31,    December 31,   September 30,       June 30,
                                                            2001            2001             2000             2000          2000
                                                        -----------     -----------    ------------   -------------     -----------
     Total Outstanding in Common Share Equivalents:
     Common Shares                                       15,521,540       9,346,669       9,321,296       9,323,312       9,283,677
     Operating Partnership Units                          6,731,885       7,667,649       7,675,649       7,675,649       7,694,159
     Preferred Stock                                      3,738,010       3,738,010       3,738,010       3,738,010       3,738,010
     Preferred Operating Partnership Units                4,982,884       4,982,884       4,982,884       4,982,884       4,982,884
                                                        -----------     -----------     -----------     -----------     -----------

     Total                                               30,974,319      25,735,212      25,717,839      25,719,855      25,698,730

     Weighed Average outstanding:
     Common Shares                                       13,640,254       9,342,775       9,322,657       9,322,119       9,243,803
     Operating Partnership Units                          6,913,164       7,668,627       7,675,649       7,677,660       7,653,948
     Preferred Shares (at Common Share Equivalents)       3,738,010       3,738,010       3,738,010       3,738,010       4,216,453
     Preferred Operating Partnership Units                4,982,884       4,982,884       4,982,884       4,982,884       4,365,722
      (at Common Share Equivalents)
     Common Stock Options (at Common
      Share Equivalents)                                      3,160           5,150           3,349           3,885           3,816
                                                        -----------     -----------     -----------    ------------     -----------

     Total                                               29,277,472      25,737,446      25,722,549      25,724,558      25,483,742

     Common Share Price Range
     Quarterly High                                     $     13.18     $     14.12     $     13.06     $     14.44     $     13.75
     Quarterly Low                                            11.43           12.75           12.31           12.00           12.50
     Quarterly Average                                        12.21           13.36           12.71           13.33           13.23
     End of Quarter                                     $     13.39     $     12.85     $     12.75     $     12.50     $     13.75

     Common Stock Options Outstanding                     1,322,187         592,050         612,383         612,383         612,383
     Weighted Average Option Exerercise Price           $     13.81     $     15.05     $     15.05     $     15.05     $     15.05

     Capitalization
     Liquidation/Book Value of Preferred Stock          $   140,392     $   140,392     $   140,392     $   140,392     $   160,295
     Market Value of Common Equity                          297,973         218,634         216,711         212,487         233,445
                                                        -----------     -----------     -----------    ------------     -----------

     Market Capitalization                                  438,365         359,026         357,103         352,879         393,740
     Total Debt                                             454,069         499,781         616,569         633,652         612,617
                                                        -----------     -----------     -----------    ------------     -----------

     Total Market Capitalization                        $   892,434     $   858,807     $   973,672     $   986,531     $ 1,006,357
                                                        ===========     ===========     ===========    ============     ===========
        (Market Capitalization + Total Debt)

KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------
DEBT ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                          June 30,        March 31,    December 31,   September 30,       June 30,
                                                            2001            2001             2000             2000          2000
                                                        -----------     -----------    ------------   -------------     -----------
     Debt Outstanding
     Mortgage Loans                                     $   374,150     $   378,482     $   475,193     $   490,063     $   488,158
     Construction Loans                                      11,614          12,870          13,594           7,398           6,936
     Revolving Credit Facility                               65,771         105,731         124,928         133,183         114,173
     Debt Premium, Net of Amortization                        2,534           2,699           2,853           3,008           3,350
                                                        -----------     -----------     -----------     -----------     -----------

     Total Debt Outstanding                             $   454,069     $   499,781     $   616,569     $   633,652     $   612,617
                                                        ===========     ===========     ===========     ===========     ===========


     Interest Rate Structure
     Fixed                                              $   374,150     $   366,172     $   460,395     $   462,264     $   475,844
     Variable                                                77,385         130,910         153,321         168,380         133,423
                                                        -----------     -----------     -----------     -----------     -----------

     Total                                              $   451,535     $   497,082     $   613,716     $   630,644     $   609,267
                                                        ===========     ===========     ===========     ===========     ===========

     % of Fixed Rate Loans                                    82.9%           73.7%           75.0%           73.3%           78.1%
     % of Variable Rate Loans                                 17.1%           26.3%           25.0%           26.7%           21.9%

     Average Interest Rates
     Mortgage Loans                                            7.8%            7.8%            7.8%            7.8%            7.8%
     Construction Loans                                        6.4%            7.7%            8.7%            8.6%            7.4%
     Revolving Credit Facility                                 5.5%            7.5%            9.1%            8.9%            8.9%
                                                        -----------     -----------     -----------     -----------     -----------

     Total Weighted Average                                    7.4%            7.7%            8.0%            8.0%            8.0%
                                                        ===========     ===========     ===========     ===========     ===========

     Debt Ratios
     Debt to Total Market Capitalization                      50.9%           58.2%           63.3%           64.2%           60.9%
     Debt to Undepreciated Book Value of                      50.8%           56.8%           61.5%           62.4%           59.7%
      Real Estate Assets

     Coverage Ratios
     Interest Coverage-Property NOI                            2.7x            2.2x            2.1x            2.1x            2.1x
     (NOI / Interest)

     Interest Coverage-EBITDA                                  2.4x            2.0x            2.0x            1.9x            2.0x
     (EBITDA / Interest)

     Interest Coverage-EBITDA-YTD                              2.2x            2.0x            2.0x            2.0x            2.0x
     (EBITDA / Interest - Year-to-date)

     Debt Service Coverage -Property NOI                       2.3x            2.0x            2.0x            1.9x            2.0x
     (NOI / (Interest + Principal Amortization))

     Debt Service Coverage - EBITDA                            2.1x            1.8x            1.8x            1.8x            1.8x
     (EBITDA / (Interest + Principal Amortization))

     Fixed Charge Coverage -Property NOI                       1.9x            1.7x            1.7x            1.7x            1.7x
     (NOI / (Interest + Preferred Distribution))

     Fixed Charge Coverage - EBITDA                            1.7x            1.5x            1.5x            1.5x            1.6x
     (EBITDA / (Interest + Preferred Distribution))

KEYSTONE PROPERTY TRUST
===============================================================================
VALUATION ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                            June 30, 2001       March 31, 2001   December 31, 2000
                                                                          -----------------    ---------------   -----------------
PRICING MULTIPLES
NOI Multiple
   (Market Value of Common Equity + Preferred Share/Units + Total                    10.9x                9.4x               9.8x
    Debt)/Ann. NOI

EBITDA Multiple
   (Market Value of Common Equity + Preferred Share/Units + Total                    12.2x               10.3x              10.5x
   Debt)/Ann. EBITDA

FFO Multiple
   (Quarter End Common Share Price / Ann. FFO - per share)                            7.8x                7.1x               6.6x

FAD Multiple
   (Quarter End Common Share Price / Ann. FAD - per share)                            8.6x                8.9x               8.0x

NOI Yield
   (Ann. NOI before Interest and Depreciation Expense / (Market Value of              9.2%               10.7%                10.2%
   Common Equity + Preferred Share/Units + Debt))

EBITDA Yield
   (Ann. EBITDA / (Market Value of Common Equity + Preferred                          8.2%                9.7%               9.6%
   Share/Units + Debt))

FFO Yield
   (Ann. FFO - per share / Quarter End Common Share Price)                           12.9%               14.0%              15.1%

FAD Yield
   (Ann. FAD - FAD per share / Quarter End Common Share Price)                       11.7%               11.2%              12.5%


RETURNS

Yield on Real Estate Owned - NOI
   (Ann. NOI before Interest and Depreciation Expense / Average Gross                10.3%               10.5%               10.3%
   Operating Real Estate Investments)

Yield on Real Estate Owned - EBITDA
   (Ann. EBITDA / Average Gross Operating Real Estate Investments )                   9.3%                9.5%               9.7%

Return on Book Value of Average Equity & Minority Interest
   (Ann. FFO / Avg. Equity & Minority Interest)                                      14.4%               14.3%              15.1%


                                                                           September 30, 2000       June 30, 2000
                                                                          --------------------    ----------------
PRICING MULTIPLES
NOI Multiple
   (Market Value of Common Equity + Preferred Share/Units + Total                        10.4x              11.0x
    Debt)/Ann. NOI

EBITDA Multiple
   (Market Value of Common Equity + Preferred Share/Units + Total                        11.2x              12.1x
   Debt)/Ann. EBITDA

FFO Multiple
   (Quarter End Common Share Price / Ann. FFO - per share)                                6.6x               7.5x

FAD Multiple
   (Quarter End Common Share Price / Ann. FAD - per share)                                8.9x               9.0x

NOI Yield
   (Ann. NOI before Interest and Depreciation Expense / (Market Value of                  9.7%               9.1%
   Common Equity + Preferred Share/Units + Debt))

EBITDA Yield
   (Ann. EBITDA / (Market Value of Common Equity + Preferred                              8.9%               8.3%
   Share/Units + Debt))

FFO Yield
   (Ann. FFO - per share / Quarter End Common Share Price)                               15.0%              13.4%

FAD Yield
   (Ann. FAD - FAD per share / Quarter End Common Share Price)                           11.2%              11.1%


RETURNS

Yield on Real Estate Owned - NOI
   (Ann. NOI before Interest and Depreciation Expense / Average Gross                     9.9%               9.8%
   Operating Real Estate Investments)

Yield on Real Estate Owned - EBITDA
   (Ann. EBITDA / Average Gross Operating Real Estate Investments )                       9.1%               8.9%

Return on Book Value of Average Equity & Minority Interest
   (Ann. FFO / Avg. Equity & Minority Interest)                                          14.3%              13.7%


KEYSTONE PROPERTY TRUST
================================================================================
DIVIDEND ANALYSIS


                                                         June 30, 2001           March 31, 2001         December 31, 2000
                                                      -------------------      ------------------      -------------------
COMMON STOCK DIVIDENDS:

Dividends per Share/Unit                                           $ 0.31                  $ 0.31                   $ 0.31
Declaration Date                                                4/12/2001                1/8/2001                10/3/2000
Common Shareholders' Record Date                                4/20/2001               1/18/2001               10/16/2000
Common Dividends Payment Date                                   4/30/2001               1/31/2001               10/30/2000

COMMON DIVIDEND PAYOUT RATIOS:

Payout - FFO
    (Dividends/FFO)                                                 72.1%                   68.9%                    64.6%
Payout - FAD
    (Dividends/FAD)                                                 79.5%                   86.1%                    77.5%
Dividend Coverage - FFO
    (FFO/Dividends)                                                  1.4x                    1.5x                     1.5x
Dividend Coverage - FAD
    (FAD/Dividends)                                                  1.3x                    1.2x                     1.3x

COMMON DIVIDEND YIELDS:

Dividend Yield                                                       9.5%                    9.6%                     9.7%
Spread Over 5 Year U.S. Treasury at quarter end                      4.6%                    5.1%                     4.7%
Spread Over 10 Year U.S. Treasury at quarter end                     4.1%                    4.7%                     4.6%


                                                  September 30, 2000        June 30, 2000
                                                 -------------------      -----------------
COMMON STOCK DIVIDENDS:

Dividends per Share/Unit                                      $ 0.31                $ 0.295
Declaration Date                                            7/5/2000               4/7/2000
Common Shareholders' Record Date                           7/17/2000              4/19/2000
Common Dividends Payment Date                              7/31/2000              4/28/2000

COMMON DIVIDEND PAYOUT RATIOS:

Payout - FFO
    (Dividends/FFO)                                            66.0%                  64.1%
Payout - FAD
    (Dividends/FAD)                                            88.6%                  77.6%
Dividend Coverage - FFO
    (FFO/Dividends)                                             1.5x                   1.5x
Dividend Coverage - FAD
    (FAD/Dividends)                                             1.1x                   1.2x

COMMON DIVIDEND YIELDS:

Dividend Yield                                                  9.9%                   9.0%
Spread Over 5 Year U.S. Treasury at quarter end                 4.1%                   2.8%
Spread Over 10 Year U.S. Treasury at quarter end                4.1%                   3.0%


KEYSTONE PROPERTY TRUST
================================================================================
RESEARCH COVERAGE




                           Firm                                         Analyst                               Phone
          ----------------------------------------            -----------------------------            -------------------
          BancBoston Robertson Stephens                       Jay Leupp                                     415-693-3575
                                                              David Copp                                    415-248-4204
          Bear, Stearns & Co., Inc.                           Ross Smotrich                                 212-272-8046
                                                              Enid Lloyd                                    212-272-3523
          Credit Suisse First Boston                          Lawrence Raiman                               212-538-2380
                                                              Matthew Dembski                               212-538-4272
          First Union Capital Markets                         Christopher P. Haley                          804-782-3708
          Merrill Lynch                                       Steve Sakwa                                   212-449-0335
